UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2009

Semiannual Report to Shareholders

DWS High Income Plus Fund

Contents

4 Performance Summary

11 Information About Your Fund's Expenses

13 Portfolio Management Review

18 Portfolio Summary

20 Investment Portfolio

32 Financial Statements

36 Financial Highlights

41 Notes to Financial Statements

53 Summary of Management Fee Evaluation by Independent Fee Consultant

58 Summary of Administrative Fee Evaluation by Independent Fee Consultant

59 Account Management Resources

60 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Additionally, investing in foreign securities and emerging markets presents certain risks, such as currency fluctuation, political and economic changes, and market risks. The fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest-rate movements. All of these factors may result in greater share price volatility. Please read the prospectus for specific details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2009

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 are 1.11%, 1.90%, 1.84% and 0.76% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS High Income Plus Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS High Income Plus Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C shares for the periods prior to their inception on May 16, 2005, are derived from the historical performance of the Institutional Class shares of DWS High Income Plus Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/09
DWS High Income Plus Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	9.78%	-14.34%	-2.66%	1.81%	3.85%
Class B	9.32%	-15.00%	-3.41%	1.02%	3.05%
Class C	9.48%	-14.89%	-3.35%	1.05%	3.06%
Institutional Class	9.98%	-14.00%	-2.31%	2.15%	4.24%
Credit Suisse High Yield Index+	12.39%	-14.79%	-1.63%	1.98%	4.05%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/09	$ 5.49	$ 5.49	$ 5.51	$ 5.48
10/31/08	$ 5.26	$ 5.27	$ 5.27	$ 5.26
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .26	$ .25	$ .24	$ .28
April Income Dividend	$ .0398	$ .0406	$ .0362	$ .0448
SEC 30-day Yield as of 4/30/09++	9.06%	8.78%	8.61%	9.81%
Current Annualized Distribution Rate as of 4/30/09++	8.82%	9.00%	7.99%	9.95%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 8.95%,8.66%, 8.49% and 9.69% for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 8.71%, 8.88%, 7.87% and 9.83% for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS High Income Plus Fund — Class A [] Credit Suisse High Yield Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/09
DWS High Income Plus Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,181	$8,809	$10,444	$13,928
	Average annual total return	-18.19%	-4.14%	.87%	3.37%
Class B	Growth of $10,000	$8,266	$8,867	$10,445	$13,504
	Average annual total return	-17.34%	-3.93%	.87%	3.05%
Class C	Growth of $10,000	$8,511	$9,028	$10,536	$13,514
	Average annual total return	-14.89%	-3.35%	1.05%	3.06%
Credit Suisse High Yield Index+	Growth of $10,000	$8,521	$9,518	$11,032	$14,873
	Average annual total return	-14.79%	-1.63%	1.98%	4.05%

The growth of $10,000 is cumulative.

+ Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS High Income Plus Fund — Institutional Class [] Credit Suisse High Yield Index+

Yearly periods ended April 30
Comparative Results as of 4/30/09
DWS High Income Plus Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$860,000	$932,300	$1,112,200	$1,514,700
	Average annual total return	-14.00%	-2.31%	2.15%	4.24%
Credit Suisse High Yield Index+	Growth of $1,000,000	$852,100	$951,800	$1,103,200	$1,487,300
	Average annual total return	-14.79%	-1.63%	1.98%	4.05%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Institutional Class Lipper Rankings — High Current Yield Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	200	of	457	44
3-Year	188	of	387	49
5-Year	72	of	334	22
10-Year	15	of	203	8

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2009 is 0.94% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS High Income Plus Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS High Income Plus Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares prior to its inception on May 16, 2005 are derived from the historical performance of Institutional Class shares of DWS High Income Plus Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/09
DWS High Income Plus Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	9.86%	-14.05%	-2.44%	2.05%	4.11%
Credit Suisse High Yield Index+	12.39%	-14.79%	-1.63%	1.98%	4.05%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/09	$ 5.52
10/31/08	$ 5.28
Distribution Information: Six Months as of 4/30/09: Income Dividends	$ .26
April Income Dividend	$ .0411
SEC 30-day Yield as of 4/30/09++	9.76%
Current Annualized Distribution Rate as of 4/30/09++	9.06%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 9.65% had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 8.95% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — High Current Yield Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	202	of	457	45
3-Year	200	of	387	52

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS High Income Plus Fund — Class S [] Credit Suisse High Yield Index+

Yearly periods ended April 30
Comparative Results as of 4/30/09
DWS High Income Plus Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$8,595	$9,285	$11,068	$14,961
	Average annual total return	-14.05%	-2.44%	2.05%	4.11%
Credit Suisse High Yield Index+	Growth of $10,000	$8,521	$9,518	$11,032	$14,873
	Average annual total return	-14.79%	-1.63%	1.98%	4.05%

The growth of $10,000 is cumulative.

+ Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2008 to April 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2009
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,097.80	$ 1,093.20	$ 1,094.80	$ 1,098.60	$ 1,099.80
Expenses Paid per $1,000*	$ 5.20	$ 9.24	$ 9.09	$ 4.32	$ 3.23
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,019.84	$ 1,015.97	$ 1,016.12	$ 1,020.68	$ 1,021.72
Expenses Paid per $1,000*	$ 5.01	$ 8.90	$ 8.75	$ 4.16	$ 3.11
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS High Income Plus Fund	1.00%	1.78%	1.75%	.83%	.62%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS High Income Plus Fund's strategy and the market environment during the six-month period ended April 30, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the high-yield bond market perform during the past six months?

A: Although the reporting period began with a six-week interval of extremely poor performance for high-yield bonds, the asset class ultimately recovered to post a positive return for the semiannual period. The factors that initially weighed on performance were both fundamental and technical in nature. From a fundamental standpoint, a sharp slowdown in economic growth raised fears that the high-yield default rate would soar as high as 10% in 2009. On the technical side, the resurgence of the year-long credit crisis led to a continued flight into Treasuries and severely depressed the returns of higher-risk assets. The Credit Suisse High Yield Index (the fund's benchmark) returned -8.63% in November, well behind the 3.25% return of the Barclays Capital US Aggregate Bond Index.1

Beginning in mid-December, the high-yield market embarked on an uneven process of recovery. Although the outlook for the economy remained murky, evidence that a depression scenario was growing increasingly unlikely prompted investors to wade back into the market to take advantage of elevated yields. Investor confidence was also given a boost by the rally in equity prices in March and April, a two-month period in which the Standard & Poor's® 500 (S&P 500) Index gained an impressive 19.17%.2 From the March 9, 2009 low in equities through the end of April 2009, the Credit Suisse High Yield Index delivered an outstanding return of 12.31%. For the full semiannual period, the index returned 12.39%.

The volatility in the high-yield market can be illustrated by the movements in the yield spread, or the difference between the yield of the asset class relative to Treasuries. The yield spread stood at 1,471 basis points (or 14.71 percentage points) at the beginning of the semiannual period, then surged to an all-time high above 1,800 basis points in late November. In contrast, the previous all-time high was 1,096 basis points, registered in late 1990. As the market rallied through the beginning of 2009, the spread fell to 1214 basis points (12.14 percentage points) by the end of April. Even with this decline, the yield spread remains well above its long-term historical average of 594.3

Q: How did the fund perform?

A: The fund's Class A shares produced a total return of 9.78% during the six-month period ended April 30, 2009, underperforming the 12.39% return of the benchmark but outpacing the 9.18% average return of the funds in its Lipper peer group, High Current Yield Funds.4 While the fund underperformed its benchmark during the past six months, we are pleased to report that it has outpaced its peer group over the one- and three-year periods ended April 30, 2009. (Fund returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.)

The primary reason for the fund's underperformance relative to the benchmark is that the fund held a higher-quality bias at a time in which lower-quality issues produced the best performance. This factor also accounts for the large gap in performance between the benchmark and the Lipper peer group. While our emphasis on the higher-rated securities within our asset class hurt performance in the short term, we believe it represents the most prudent positioning in the current environment. We discuss this in detail below.

Q: What individual securities helped and hurt performance?

A: The leading contributor to performance was an overweight position in Ford Motor Credit Co., LLC. Ford has been able to restructure part of its balance sheet, causing investors to grow more confident in the company's liquidity position.5 This is especially true for the credit part of the business, since it is reducing debt and decreasing the size of its balance sheet.

An overweight position in Virgin Media Finance PLC, the UK-based cable company, outperformed due to the defensive nature of the business and the company's ability to refinance its maturing debt. We also added value through positions in Telesat Canada, which successfully launched a satellite with most of its capacity presold; Iesy,* the German cable company that has generated improved operating results; and Advance Medical Optics,* whose bonds we tendered at a premium after the company was purchased by Abbott Labs.

Also helping performance was our avoidance of Harrah's Entertainment, a gaming company that saw its debt load increase substantially after the company was subject to a leveraged buyout. Non-holdings in the laggards E-Trade, Freescale and Nortel also were positive factors in relative performance.

The largest individual detractor was TXU Corp.*, the Texas-based utility that has had its pricing negatively affected by the sharp decline in the price of natural gas. Hawker Beechcraft Acquisition Co., LLC, the manufacturer of small airplanes, also underperformed due to the toll that economic weakness has taken on the demand for private jets. Lyondell Chemical Co.*, whose bonds have underperformed since a leveraged buyout led to a significant increase in the company's debt load earlier in the year, also was an underperformer of note.

Q: What is your broader view on the high-yield market?

A: Our outlook for the high-yield market has improved in recent months, but there continue to be significant risks that must be navigated. On the macroeconomic side, the market's expectations of a second Great Depression have diminished significantly, and this has helped to move market sentiment away from the extreme risk aversion that categorized the beginning of 2009. We also saw some positive corporate earnings surprises in the final weeks of the period, largely driven by cost cutting and cost containment. Corporate earnings have been relatively weak in general, but in many cases they have not been as weak as analysts had predicted. Throughout the month of April, many signs emerged to suggest the pace of economic slowdown is itself slowing, prompting several market analysts to suggest the economy may have bottomed out some time in the first quarter.

These developments led to a revival of investor risk appetites — as evidenced by the strong rally in equities since mid-March — and that is constructive for the high-yield market. Additionally, high-yield bonds have benefited from the revival of strong inflows into the asset class. New issuance is also picking up among some of the higher-quality issuers.

The combination of new issuance and the perception of diminishing macroeconomic stimulus has bolstered our view of the high-yield market, especially as it relates to the higher-quality issuers. Now the natural question is, when will we see a full rebound, and how strong will it be? While we can't answer those questions with certainty, we are certainly not expecting a straight-line recovery. We expect to see default rates continue to climb, and recoveries could very well be lower than historic levels.6 Also, we expect to see defaults cluster among the lower-quality areas of the market. With this as the backdrop, we hold a higher-quality bias and are being very selective in our exposure to the lower-quality issues.

1 The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.
The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value- weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 The long-term historical spread is based upon the average monthly yield spread of the Credit Suisse High Yield Index from January 31, 1986 to April 30, 2009. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.
Source: Credit Suisse
4 Lipper's High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark.
6 The recovery rate is the amount of principal investors recover when a bond defaults.
* Not held in the portfolio as of April 30, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/09	10/31/08

Corporate Bonds	92%	90%
Loan Participation and Assignments	7%	7%
Cash Equivalents	1%	2%
Other Investments	—	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	4/30/09	10/31/08

Consumer Discretionary	17%	14%
Energy	15%	16%
Financials	13%	11%
Telecommunication Services	12%	9%
Utilities	11%	12%
Materials	11%	13%
Industrials	7%	11%
Health Care	7%	7%
Consumer Staples	4%	3%
Information Technology	3%	4%
	100%	100%
Quality (Excludes Securities Lending Collateral)	4/30/09	10/31/08

A*	—	3%
BBB	12%	12%
BB	39%	38%
B	35%	40%
CCC	11%	6%
D	3%	1%
	100%	100%
* Includes cash equivalents.

Asset allocation, sector diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	4/30/09	10/31/08

Under 1 year	7%	2%
1-4.99 years	45%	37%
5-9.99 years	45%	55%
10-14.99 years	1%	2%
15 years or greater	2%	4%
	100%	100%

Weighted average effective maturity: 5.2 years and 6.1 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2009 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 90.8%
Consumer Discretionary 14.0%
AMC Entertainment, Inc., 8.0%, 3/1/2014	1,173,000	1,073,295
American Achievement Corp., 144A, 8.25%, 4/1/2012	350,000	276,500
American Achievement Group Holding Corp., 16.75%, 10/1/2012 (PIK)	699,026	139,805
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	830,000	498,000
8.0%, 3/15/2014	345,000	207,000
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	790,000	509,550
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015**	575,000	53,188
Carrols Corp., 9.0%, 1/15/2013	355,000	328,375
Cox Communications, Inc., 144A, 9.375%, 1/15/2019	775,000	872,468
CSC Holdings, Inc.:
6.75%, 4/15/2012	570,000	557,175
Series B, 7.625%, 4/1/2011	1,630,000	1,630,000
144A, 8.5%, 4/15/2014 (c)	1,330,000	1,356,600
144A, 8.5%, 6/15/2015	1,665,000	1,685,812
144A, 8.625%, 2/15/2019	240,000	241,800
DIRECTV Holdings LLC, 7.625%, 5/15/2016	1,340,000	1,326,600
DISH DBS Corp.:
6.375%, 10/1/2011	2,210,000	2,143,700
6.625%, 10/1/2014	973,000	904,890
7.125%, 2/1/2016	785,000	733,975
Dollarama Group Holdings LP, 8.573%***, 8/15/2012 (d)	532,000	329,840
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015	735,000	25,725
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	690,000	593,400
Group 1 Automotive, Inc., 8.25%, 8/15/2013	345,000	286,350
Hertz Corp., 8.875%, 1/1/2014	2,160,000	1,674,000
Idearc, Inc., 8.0%, 11/15/2016**	1,470,000	23,888
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	450,000	252,000
Inergy LP, 144A, 8.75%, 3/1/2015	240,000	241,200
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	374,000	284,240
Kabel Deutschland GmbH, 10.625%, 7/1/2014	985,000	1,004,700
Lamar Media Corp., Series C, 6.625%, 8/15/2015	450,000	344,250
Levi Strauss & Co., 8.625%, 4/1/2013 EUR	650,000	705,212
Macy's Retail Holdings, Inc.:
5.35%, 3/15/2012	1,515,000	1,382,628
8.375%, 7/15/2015	140,000	131,716
Mediacom Broadband LLC, 8.5%, 10/15/2015	545,000	512,300
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	1,005,000	861,788
Norcraft Holdings LP, 9.75%, 9/1/2012	1,830,000	1,482,300
Penske Automotive Group, Inc., 7.75%, 12/15/2016	1,345,000	981,850
Pinnacle Entertainment, Inc.:
7.5%, 6/15/2015	260,000	215,800
8.75%, 10/1/2013	474,000	457,410
Quebecor Media, Inc., 7.75%, 3/15/2016	730,000	609,550
Quebecor World, Inc., 144A, 9.75%, 1/15/2015**	565,000	12,006
Reader's Digest Association, Inc., 9.0%, 2/15/2017	500,000	28,125
Ryland Group, Inc., 8.4%, 5/15/2017	370,000	362,622
Sabre Holdings Corp., 8.35%, 3/15/2016	625,000	296,875
Seminole Hard Rock Entertainment, Inc., 144A, 3.82%***, 3/15/2014	820,000	541,200
Shaw Communications, Inc., 8.25%, 4/11/2010	715,000	726,619
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	565,000	293,800
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	2,320,000	23,200
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	680,000	292,400
Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 10/15/2014 (b)	615,000	592,153
Travelport LLC:
5.886%***, 9/1/2014	520,000	213,200
9.875%, 9/1/2014	105,000	51,450
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015**	170,000	12,325
United Components, Inc., 9.375%, 6/15/2013	110,000	60,500
Unity Media GmbH:
144A, 8.75%, 2/15/2015 EUR	2,880,000	3,600,948
144A, 10.375%, 2/15/2015	430,000	423,550
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	1,215,000	1,438,772
144A, 8.0%, 11/1/2016 EUR	595,000	657,349
Vertis, Inc., 13.5%, 4/1/2014 (PIK)	263,971	1,346
Videotron Ltd.:
6.875%, 1/15/2014	120,000	116,550
144A, 9.125%, 4/15/2018	735,000	763,481
Young Broadcasting, Inc., 8.75%, 1/15/2014**	3,217,000	16,085
		37,463,436
Consumer Staples 3.8%
Alliance One International, Inc., 8.5%, 5/15/2012	415,000	369,350
Altria Group, Inc.:
8.5%, 11/10/2013	520,000	575,271
9.7%, 11/10/2018	260,000	303,821
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019	500,000	523,485
Delhaize America, Inc.:
8.05%, 4/15/2027	185,000	182,401
9.0%, 4/15/2031	1,542,000	1,691,640
General Nutrition Centers, Inc., 6.404%***, 3/15/2014 (PIK)	390,000	296,400
Ingles Markets, Inc., 144A, 8.875%, 5/15/2017 (b)	370,000	357,228
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	2,684,000	966,240
SUPERVALU, Inc., 8.0%, 5/1/2016 (b)	980,000	950,600
Tyson Foods, Inc.:
6.6%, 4/1/2016	610,000	553,236
144A, 10.5%, 3/1/2014	645,000	674,025
Viskase Companies, Inc., 11.5%, 6/15/2011	3,620,000	2,642,600
		10,086,297
Energy 12.5%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	1,395,000	1,231,088
Belden & Blake Corp., 8.75%, 7/15/2012	3,114,000	2,397,780
Bristow Group, Inc., 7.5%, 9/15/2017	785,000	635,850
Chaparral Energy, Inc., 8.5%, 12/1/2015	1,020,000	408,000
Chesapeake Energy Corp.:
6.25%, 1/15/2018	830,000	699,275
6.875%, 1/15/2016	2,879,000	2,558,711
7.25%, 12/15/2018	1,180,000	1,032,500
7.5%, 6/15/2014	295,000	278,775
9.5%, 2/15/2015	70,000	70,700
Delta Petroleum Corp., 7.0%, 4/1/2015	1,145,000	372,125
Dynegy Holdings, Inc., 6.875%, 4/1/2011 (c)	230,000	216,200
El Paso Corp.:
7.25%, 6/1/2018	1,570,000	1,432,625
7.75%, 6/15/2010	632,000	632,747
8.25%, 2/15/2016	475,000	463,125
9.625%, 5/15/2012	460,000	465,941
EXCO Resources, Inc., 7.25%, 1/15/2011	915,000	773,175
Forest Oil Corp.:
144A, 7.25%, 6/15/2019	345,000	287,213
144A, 8.5%, 2/15/2014	245,000	237,650
Frontier Oil Corp.:
6.625%, 10/1/2011	490,000	482,650
8.5%, 9/15/2016	925,000	915,750
GulfSouth Pipeline Co., LP, 144A, 5.75%, 8/15/2012	160,000	152,322
KCS Energy, Inc., 7.125%, 4/1/2012	2,580,000	2,405,850
Mariner Energy, Inc.:
7.5%, 4/15/2013	560,000	453,600
8.0%, 5/15/2017	715,000	518,375
Newfield Exploration Co., 7.125%, 5/15/2018	2,155,000	1,950,275
OPTI Canada, Inc.:
7.875%, 12/15/2014	875,000	470,313
8.25%, 12/15/2014	1,725,000	948,750
Petrohawk Energy Corp.:
144A, 7.875%, 6/1/2015	350,000	328,125
9.125%, 7/15/2013	640,000	627,200
144A, 10.5%, 8/1/2014	395,000	396,975
Plains Exploration & Production Co.:
7.0%, 3/15/2017	590,000	507,400
7.625%, 6/1/2018	1,180,000	1,023,650
Quicksilver Resources, Inc., 7.125%, 4/1/2016	1,345,000	840,625
Stallion Oilfield Services, 144A, 9.75%, 2/1/2015	385,000	75,075
Stone Energy Corp.:
6.75%, 12/15/2014	1,190,000	493,850
8.25%, 12/15/2011	1,870,000	981,750
Tennessee Gas Pipeline Co.:
7.625%, 4/1/2037	265,000	241,612
144A, 8.0%, 2/1/2016	115,000	117,300
TEPPCO Partners LP, 7.625%, 2/15/2012	645,000	637,009
Tesoro Corp., 6.5%, 6/1/2017	1,775,000	1,442,187
Whiting Petroleum Corp.:
7.25%, 5/1/2012	1,200,000	1,092,000
7.25%, 5/1/2013	160,000	140,800
Williams Companies, Inc., 8.125%, 3/15/2012	2,110,000	2,152,200
		33,589,123
Financials 12.8%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	1,475,000	590,000
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015	917,800	334,814
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014**	345,000	36,225
Conproca SA de CV, REG S, 12.0%, 6/16/2010	2,052,270	2,126,665
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012**	3,237,348	0
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	5,360,000	4,395,490
7.375%, 2/1/2011	610,000	524,635
7.875%, 6/15/2010	920,000	846,447
Fresenius US Finance II, Inc., 144A, 9.0%, 7/15/2015	645,000	683,700
GMAC LLC:
2.488%***, 5/15/2009	1,655,000	1,634,313
2.788%***, 6/30/2009 EUR	195,000	242,524
144A, 6.875%, 9/15/2011	3,674,000	3,196,380
7.75%, 1/19/2010	385,000	346,515
144A, 7.75%, 1/19/2010	2,910,000	2,677,200
Hawker Beechcraft Acquisition Co., LLC, 8.875%, 4/1/2015 (PIK)	1,065,000	202,350
Hexion US Finance Corp., 9.75%, 11/15/2014	325,000	125,125
Inmarsat Finance II PLC, 10.375%, 11/15/2012	1,940,000	1,988,500
iPayment, Inc., 9.75%, 5/15/2014	645,000	374,100
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	570,000	65,550
New ASAT (Finance) Ltd., 9.25%, 2/1/2011**	920,000	9,200
Nielsen Finance LLC, 144A, 11.5%, 5/1/2016 (b)	255,000	239,700
NiSource Finance Corp.:
6.15%, 3/1/2013	80,000	74,082
7.875%, 11/15/2010	1,130,000	1,128,898
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014	875,000	647,500
Pinnacle Foods Finance LLC, 9.25%, 4/1/2015	25,000	21,188
Qwest Capital Funding, Inc., 7.0%, 8/3/2009	570,000	570,000
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	143,000	148,720
Rio Tinto Finance (USA) Ltd.:
8.95%, 5/1/2014	255,000	263,947
9.0%, 5/1/2019	505,000	519,233
Sprint Capital Corp.:
7.625%, 1/30/2011	2,045,000	1,970,869
8.375%, 3/15/2012	855,000	819,731
Toll Brothers Finance Corp., 8.91%, 10/15/2017	630,000	633,297
Tropicana Entertainment LLC, 9.625%, 12/15/2014**	1,790,000	2,327
UCI Holdco, Inc., 9.32%***, 12/15/2013 (PIK)	893,953	71,516
Universal City Development Partners Ltd., 11.75%, 4/1/2010	2,930,000	2,776,175
Wind Acquisition Finance SA:
144A, 9.75%, 12/1/2015 EUR	3,095,000	3,808,344
144A, 10.75%, 12/1/2015	130,000	135,200
		34,230,460
Health Care 5.9%
Boston Scientific Corp., 6.0%, 6/15/2011	415,000	412,925
Community Health Systems, Inc., 8.875%, 7/15/2015	4,015,000	3,994,925
HCA, Inc.:
144A, 8.5%, 4/15/2019	635,000	638,969
9.125%, 11/15/2014	895,000	886,050
9.25%, 11/15/2016	3,225,000	3,192,750
9.625%, 11/15/2016 (PIK)	1,220,000	1,131,550
HEALTHSOUTH Corp., 10.75%, 6/15/2016	455,000	464,100
IASIS Healthcare LLC, 8.75%, 6/15/2014	810,000	795,825
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	290,000	265,350
Roche Holdings, Inc., 144A, 4.5%, 3/1/2012	80,000	83,882
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	685,000	465,800
The Cooper Companies, Inc., 7.125%, 2/15/2015	1,145,000	1,070,575
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	770,000	685,300
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	1,845,000	1,757,362
		15,845,363
Industrials 7.3%
Actuant Corp., 6.875%, 6/15/2017	450,000	407,250
ARAMARK Corp., 8.5%, 2/1/2015	1,155,000	1,103,025
BE Aerospace, Inc., 8.5%, 7/1/2018	1,195,000	1,081,475
Belden, Inc., 7.0%, 3/15/2017	585,000	514,800
Bombardier, Inc., 144A, 6.75%, 5/1/2012	330,000	301,950
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	1,862,000	1,614,313
Cenveo Corp., 144A, 10.5%, 8/15/2016	580,000	388,600
Congoleum Corp., 8.625%, 8/1/2008**	1,188,000	356,400
Esco Corp.:
144A, 5.195%***, 12/15/2013	560,000	375,200
144A, 8.625%, 12/15/2013	650,000	526,500
General Cable Corp., 3.583%***, 4/1/2015	370,000	281,200
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	460,000	381,800
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	695,000	316,225
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014	1,665,000	1,348,650
7.625%, 12/1/2013	1,520,000	1,246,400
9.375%, 5/1/2012	2,350,000	2,150,250
Kansas City Southern Railway Co., 8.0%, 6/1/2015	1,080,000	934,200
Mobile Mini, Inc., 9.75%, 8/1/2014	685,000	599,375
Moog, Inc., 144A, 7.25%, 6/15/2018	230,000	212,750
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	920,000	565,800
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017**	1,900,000	118,750
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	515,000	421,012
Titan International, Inc., 8.0%, 1/15/2012	1,975,000	1,580,000
TransDigm, Inc., 7.75%, 7/15/2014	345,000	337,238
United Rentals North America, Inc.:
6.5%, 2/15/2012	1,140,000	1,020,300
7.0%, 2/15/2014	1,540,000	954,800
US Concrete, Inc., 8.375%, 4/1/2014	630,000	299,250
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011	350,000	142,625
		19,580,138
Information Technology 2.9%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029	1,894,000	937,530
L-3 Communications Corp.:
5.875%, 1/15/2015	1,645,000	1,505,175
Series B, 6.375%, 10/15/2015	740,000	701,150
7.625%, 6/15/2012	2,060,000	2,080,600
MasTec, Inc., 7.625%, 2/1/2017	805,000	684,250
Seagate Technology International, 144A, 10.0%, 5/1/2014 (b)	385,000	379,225
SunGard Data Systems, Inc., 10.25%, 8/15/2015	1,480,000	1,287,600
Vangent, Inc., 9.625%, 2/15/2015	455,000	320,775
		7,896,305
Materials 9.7%
Anglo American Capital PLC:
144A, 9.375%, 4/8/2014	390,000	404,703
144A, 9.375%, 4/8/2019	255,000	259,585
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	325,000	195,000
ARCO Chemical Co., 9.8%, 2/1/2020**	4,802,000	1,104,460
Cascades, Inc., 7.25%, 2/15/2013	726,000	573,540
Clondalkin Acquisition BV, 144A, 3.32%***, 12/15/2013	750,000	480,000
CPG International I, Inc., 10.5%, 7/1/2013	1,265,000	569,250
Exopack Holding Corp., 11.25%, 2/1/2014	1,875,000	1,312,500
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 4/1/2015	1,590,000	1,566,150
8.375%, 4/1/2017	4,100,000	4,018,000
GEO Specialty Chemicals, Inc.:
144A, 7.5%***, 3/31/2015 (PIK)	1,249,806	687,393
10.0%, 3/31/2015	1,260,800	693,440
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017	665,000	628,425
144A, 8.25%, 5/1/2016	985,000	985,000
9.5%, 12/1/2011	470,000	478,225
Hexcel Corp., 6.75%, 2/1/2015	2,370,000	2,085,600
Huntsman International LLC, 144A, 6.875%, 11/15/2013 EUR	250,000	176,965
Huntsman LLC, 11.625%, 10/15/2010	2,810,000	2,866,200
Innophos, Inc., 8.875%, 8/15/2014	265,000	222,600
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	1,615,000	1,372,750
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	290,000	98,600
NewMarket Corp., 7.125%, 12/15/2016	1,390,000	1,167,600
NewPage Corp., 10.0%, 5/1/2012	1,095,000	514,650
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	680,000	782,746
Pliant Corp., 11.85%, 6/15/2009**	5	2
Radnor Holdings Corp., 11.0%, 3/15/2010**	290,000	362
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	1,230,000	1,156,200
The Mosaic Co., 144A, 7.375%, 12/1/2014	970,000	962,725
Wolverine Tube, Inc., 15.0%, 6/30/2012 (PIK)	980,000	754,600
		26,117,271
Telecommunication Services 11.1%
BCM Ireland Preferred Equity Ltd., 144A, 8.959%***, 2/15/2017 (PIK) EUR	710,272	57,641
CC Holdings GS V LLC, 144A, 7.75%, 5/1/2017	635,000	641,350
Centennial Communications Corp.:
10.0%, 1/1/2013	430,000	455,800
10.125%, 6/15/2013	995,000	1,032,312
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	1,619,000	1,598,762
8.375%, 1/15/2014	658,000	649,775
Cricket Communications, Inc.:
9.375%, 11/1/2014	1,605,000	1,588,950
144A, 10.0%, 7/15/2015	465,000	469,650
Crown Castle International Corp., 9.0%, 1/15/2015	1,200,000	1,224,000
Frontier Communications Corp.:
6.25%, 1/15/2013	640,000	608,000
8.25%, 5/1/2014	345,000	338,963
9.25%, 5/15/2011	405,000	426,263
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012	272,326	141,610
Hellas Telecommunications Luxembourg V, 144A, 4.935%***, 10/15/2012 EUR	325,000	260,154
Intelsat Corp.:
144A, 9.25%, 8/15/2014	235,000	227,950
144A, 9.25%, 6/15/2016	2,760,000	2,663,400
Intelsat Jackson Holdings Ltd., 11.25%, 6/15/2016	670,000	685,075
Intelsat Subsidiary Holding Co., Ltd.:
144A, 8.875%, 1/15/2015	1,410,000	1,395,900
Series B, 144A, 8.875%, 1/15/2015	235,000	231,475
iPCS, Inc., 3.295%***, 5/1/2013	290,000	234,900
MetroPCS Wireless, Inc.:
9.25%, 11/1/2014	2,250,000	2,252,812
144A, 9.25%, 11/1/2014	780,000	777,075
Millicom International Cellular SA, 10.0%, 12/1/2013	2,420,000	2,420,000
Qwest Corp.:
7.25%, 9/15/2025	200,000	153,000
7.875%, 9/1/2011	1,600,000	1,588,000
144A, 8.375%, 5/1/2016	420,000	417,900
8.875%, 3/15/2012	345,000	350,175
Sprint Nextel Corp., 6.0%, 12/1/2016	840,000	697,200
Stratos Global Corp., 9.875%, 2/15/2013	450,000	443,250
Telesat Canada, 144A, 11.0%, 11/1/2015	2,515,000	2,338,950
Virgin Media Finance PLC:
8.75%, 4/15/2014	1,370,000	1,356,300
8.75%, 4/15/2014 EUR	965,000	1,193,800
Windstream Corp.:
7.0%, 3/15/2019	690,000	648,600
8.625%, 8/1/2016	115,000	114,425
		29,683,417
Utilities 10.8%
AES Corp.:
8.0%, 10/15/2017	595,000	544,425
144A, 8.0%, 6/1/2020	1,160,000	1,015,000
144A, 8.75%, 5/15/2013	3,715,000	3,752,150
9.5%, 6/1/2009	855,000	855,000
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	5,034,000	5,084,189
CMS Energy Corp., 8.5%, 4/15/2011 (c)	2,680,000	2,736,403
Energy Future Holdings Corp., 10.875%, 11/1/2017	865,000	590,362
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016	535,000	502,900
Knight, Inc., 6.5%, 9/1/2012	1,040,000	1,003,600
Mirant Americas Generation LLC, 8.3%, 5/1/2011	2,195,000	2,195,000
Mirant North America LLC, 7.375%, 12/31/2013	420,000	404,250
NRG Energy, Inc.:
7.25%, 2/1/2014	1,345,000	1,297,925
7.375%, 2/1/2016	1,195,000	1,150,187
7.375%, 1/15/2017	3,265,000	3,118,075
NV Energy, Inc.:
6.75%, 8/15/2017	1,345,000	1,208,792
8.625%, 3/15/2014	249,000	248,994
Oncor Electric Delivery Co., 7.0%, 9/1/2022	485,000	460,735
Orion Power Holdings, Inc., 12.0%, 5/1/2010	660,000	689,700
Regency Energy Partners LP, 8.375%, 12/15/2013	800,000	748,000
Reliant Energy, Inc., 7.875%, 6/15/2017	265,000	236,513
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015	1,865,000	1,058,387
		28,900,587
Total Corporate Bonds (Cost $295,524,440)		243,392,397

Loan Participations and Assignments 6.7%
Senior Loans***
Alliance Mortgage Cycle Loan, Term Loan A, LIBOR plus 7.25%, 9.127%, 6/1/2010**	700,000	0
Buffets, Inc.:
Incremental Term Loan, LIBOR (3% floor) plus 15.00%, 4/30/2012	315,643	287,235
Letter of Credit, LIBOR plus 7.35%, 9.227%, 5/1/2013 (PIK)	110,566	13,821
2nd Lien Term Loan, LIBOR plus 1.00%, plus 16.25% (PIK), 5/1/2013	526,071	65,759
Charter Communications Operating LLC:
Term Loan, LIBOR plus 4.0%, 5.877%, 3/6/2014	3,789,719	3,228,708
Term Loan, LIBOR plus 9.0%, 10.877%, 3/6/2014	1,942,146	1,841,406
Essar Steel Algoma, Inc., Term Loan B, LIBOR plus 2.5%, 4.377%, 6/20/2013	456,218	266,888
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 4.127%, 9/16/2013	333,416	276,735
Golden Nugget, Inc., Second Lien Term Loan, LIBOR plus 3.25%, 5.127%, 12/31/2014	665,000	119,700
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, LIBOR plus 2.0%, 3.877%, 3/26/2014	1,150,695	606,992
Letter of Credit, LIBOR plus 2.1%, 3.977%, 3/26/2014	67,358	35,531
HCA, Inc., Term Loan A, LIBOR plus 2.0%, 3.877%, 11/16/2012	1,528,719	1,389,040
Hexion Specialty Chemicals, Inc.:
Term Loan C1, LIBOR plus 2.25%, 4.127%, 5/5/2013	2,338,538	1,167,819
Term Loan C2, LIBOR plus 2.25%, 4.127%, 5/5/2013	564,118	281,709
IASIS Healthcare LLC, Term Loan, LIBOR plus 5.25%, 7.127%, 6/13/2014 (PIK)	785,858	421,747
Momentive Performance Materials, Inc., Term Loan B, LIBOR plus 2.25%, 4.127%, 12/4/2013	315,000	212,888
Sabre, Inc., Term Loan B, LIBOR plus 2.25%, 4.127%, 9/30/2014	549,071	307,480
Sbarro, Inc., Term Loan, LIBOR plus 4.5%, 6.377%, 1/31/2014	263,000	182,456
Telesat Canada:
Term Loan II, LIBOR plus 2.0%, 3.877%, 10/31/2014	529,997	491,384
Term Delayed Draw, LIBOR plus 3.0%, 4.877%, 10/31/2014	45,522	42,205
Texas Competitive Electric Holdings Co., LLC:
Term Loan B2, LIBOR plus 3.5%, 5.377%, 10/10/2014	2,155,011	1,472,293
Term Loan B3, LIBOR plus 3.5%, 5.377%, 10/10/2014	5,131,850	3,488,247
Toys "R" Us, Inc., Term Loan B, LIBOR plus 4.25%, 6.127%, 7/19/2012	995,025	790,423
Tribune Co., Term Loan B, LIBOR plus 3.0%, 4.877%, 6/4/2014**	1,115,875	329,183
Univision Communications, Inc., Term Loan, LIBOR plus 2.25%, 4.127%, 9/29/2014	1,000,000	611,944
Total Loan Participations and Assignments (Cost $24,622,327)		17,931,593

Preferred Security 0.1%
Financials
Xerox Capital Trust I, 8.0%, 2/1/2027 (Cost $438,174)	430,000	300,609
	Shares	Value ($)

Warrants 0.0%
Financials 0.0%
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	182,000	8,041
Industrials 0.0%
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	648	0
Total Warrants (Cost $11,461)		8,041
	Units	Value ($)

Other Investments 0.1%
Materials
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $926,758)	1,219,000	304,750
	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Vertis Holdings, Inc.*	12,403	0
Materials 0.0%
GEO Specialty Chemicals, Inc.*	18,710	15,903
GEO Specialty Chemicals, Inc. 144A*	1,703	1,448
		17,351
Total Common Stocks (Cost $215,108)		17,351

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc.:
144A, 12.0%*	40,003	0
Series AI, 144A, 12.0%*	40,000	0
Total Covertible Preferred Stocks (Cost $52,522)		0

Securities Lending Collateral 0.5%
Daily Assets Fund Institutional, 0.66% (e) (f) (Cost $1,393,000)	1,393,000	1,393,000

Cash Equivalents 1.4%
Cash Management QP Trust, 0.46% (e) (Cost $3,637,141)	3,637,141	3,637,141
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $326,820,931)+	99.6	266,984,882
Other Assets and Liabilities, Net	0.4	1,074,651
Net Assets	100.0	268,059,533
* Non-income producing security.
** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
ARCO Chemical Co.	9.8%	2/1/2020	4,802,000	USD	5,219,109	1,104,460
Alliance Mortgage Cycle Loan	9.127%	6/1/2010	700,000	USD	708,969	0
Buffalo Thunder Development Authority	9.375%	12/15/2014	345,000	USD	345,294	36,225
CanWest Media Works LP	9.25%	8/1/2015	575,000	USD	575,000	53,188
Congoleum Corp.	8.625%	8/1/2008	1,188,000	USD	1,048,695	356,400
Eaton Vance Corp., CDO II	13.68%	7/15/2012	3,237,348	USD	2,037,287	0
Idearc, Inc.	8.0%	11/15/2016	1,470,000	USD	1,409,475	23,888
New ASAT (Finance) Ltd.	9.25%	2/1/2011	920,000	USD	798,056	9,200
Pliant Corp.	11.85%	6/15/2009	5	USD	6	2
Quebecor World, Inc.	9.75%	1/15/2015	565,000	USD	565,000	12,006
R.H. Donnelley Corp.	8.875%	10/15/2017	1,900,000	USD	1,838,301	118,750
Radnor Holdings Corp.	11.0%	3/15/2010	290,000	USD	186,538	362
Tribune Co.	4.877%	6/4/2014	1,115,875	USD	1,115,178	329,183
Tropicana Entertainment LLC	9.625%	12/15/2014	1,790,000	USD	1,346,099	2,327
Trump Entertainment Resorts, Inc.	8.5%	6/1/2015	170,000	USD	165,325	12,325
Young Broadcasting, Inc.	8.75%	1/15/2014	3,217,000	USD	2,798,393	16,085
					20,156,725	2,074,401
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2009.
+ The cost for federal income tax purposes was $327,149,949. At April 30, 2009, net unrealized depreciation for all securities based on tax cost was $60,165,067. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,488,693 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $64,653,760.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) When-issued security.
(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2009 amounted to $1,350,946, which is 0.5% of net assets.
(d) Security has deferred its 6/15/2008 and 12/15/2008 interest payments until 6/30/2009.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

As of April 30, 2009, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	10,048,900	USD	13,232,718	5/22/2009	(61,946)
Currency Abbreviations
EUR Euro USD United States Dollar

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 1,393,000	$ —
Level 2	262,963,252	(61,946)
Level 3	2,628,630	—
Total	$ 266,984,882	$ (61,946)
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as forward foreign currency exchange contacts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at April 30, 2009:

Investments in Securities
Balance as of October 31, 2008	$ 1,289,886
Total realized gain (loss)	(63,020)
Change in unrealized appreciation (depreciation)	(1,757,570)
Amortization premium/discount	10,388
Net purchases (sales)	2,940,001
Net transfers in (out) of Level 3	208,945
Balance as of April 30, 2009	$ 2,628,630
Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2009	$ (1,950,812)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $321,790,790) — including $1,350,946 of securities loaned	$ 261,954,741
Investment in Daily Assets Fund Institutional (cost $1,393,000)*	1,393,000
Investment in Cash Management QP Trust (cost $3,637,141)	3,637,141
Total investments, at value (cost $326,820,931)	266,984,882
Foreign currency, at value (cost $91)	91
Receivable for investments sold	4,762,539
Receivable for Fund shares sold	968,628
Interest receivable	6,523,656
Foreign taxes recoverable	773
Other assets	35,125
Total assets	279,275,694
Liabilities
Cash overdraft	294,726
Payable for investments purchased	6,131,077
Payable for when-issued securities purchased	2,501,992
Payable for Fund shares redeemed	191,849
Payable upon return of securities loaned	1,393,000
Distributions payable	265,565
Unrealized depreciation on forward foreign currency exchange contracts	61,946
Net payable on closed forward foreign currency exchange contracts	3,148
Accrued management fee	66,329
Other accrued expenses and payables	306,529
Total liabilities	11,216,161
Net assets, at value	$ 268,059,533
Net Assets consist of
Distributions in excess of net investment income	(352,945)
Net unrealized appreciation (depreciation) on: Investments	(59,836,049)
Foreign currency	(60,206)
Accumulated net realized gain (loss)	(120,757,229)
Paid-in capital	449,065,962
Net assets, at value	$ 268,059,533
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2009 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($21,210,074 ÷ 3,862,850 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 5.49
Maximum offering price per share (100 ÷ 95.50 of $5.49)	$ 5.75

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,386,494 ÷ 434,574 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 5.49

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,402,479 ÷ 1,162,668 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 5.51
Class S Net Asset Value, offering and redemption price(a) per share ($199,025,875 ÷ 36,087,470 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 5.52

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($39,034,611 ÷ 7,120,777 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 5.48
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2009 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $3,064)	$ 12,407,940
Interest — Cash Management QP Trust	47,441
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	6,585
Total Income	12,461,966
Expenses: Management fee	599,280
Administration fee	119,856
Custodian fee	12,243
Services to shareholders	229,548
Distribution and service fees	63,052
Professional fees	36,686
Trustees' fees and expenses	3,709
Reports to shareholders	35,237
Registration fees	32,654
Other	20,658
Total expenses before expense reductions	1,152,923
Expense reductions	(143,847)
Total expenses after expense reductions	1,009,076
Net investment income (loss)	11,452,890
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(24,533,546)
Credit default swap contracts	296,872
Foreign currency	123,524
(24,113,150)
Change in net unrealized appreciation (depreciation) on: Investments	36,202,740
Credit default swap contracts	155,663
Foreign currency	(343,198)
36,015,205
Net gain (loss)	11,902,055
Net increase (decrease) in net assets resulting from operations	$ 23,354,945

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2009 (Unaudited)	Year Ended October 31, 2008
Operations: Net investment income (loss)	$ 11,452,890	$ 28,344,343
Net realized gain (loss)	(24,113,150)	(23,544,309)
Change in net unrealized appreciation (depreciation)	36,015,205	(85,613,508)
Net increase (decrease) in net assets resulting from operations	23,354,945	(80,813,474)
Distributions to shareholders from: Net investment income: Class A	(969,101)	(2,162,134)
Class B	(114,028)	(297,894)
Class C	(268,952)	(668,464)
Class S	(8,972,121)	(21,986,925)
Institutional Class	(1,916,518)	(3,743,752)
Total distributions	(12,240,720)	(28,859,169)
Fund share transactions: Proceeds from shares sold	32,441,486	70,629,756
Reinvestment of distributions	9,403,851	21,446,188
Cost of shares redeemed	(31,048,958)	(135,140,297)
Redemption fees	12,297	17,920
Net increase (decrease) in net assets from Fund share transactions	10,808,676	(43,046,433)
Increase (decrease) in net assets	21,922,901	(152,719,076)
Net assets at beginning of period	246,136,632	398,855,708
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $352,945 and $434,885, respectively)	$ 268,059,533	$ 246,136,632

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 5.26	$ 7.50	$ 7.67	$ 7.58	$ 7.46
Income (loss) from investment operations: Net investment income (loss)[c]	.24	.56	.59	.59	.28
Net realized and unrealized gain (loss)	.25	(2.22)	(.16)	.09	.11
Total from investment operations	.49	(1.66)	.43	.68	.39
Less distributions from: Net investment income	(.26)	(.58)	(.60)	(.59)	(.27)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 5.49	$ 5.26	$ 7.50	$ 7.67	$ 7.58
Total Return (%)[d,e]	9.78**	(23.60)	5.67	9.38	5.23**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	19	28	29	24
Ratio of expenses before expense reductions (%)	1.12*	1.11	1.06	1.07	1.10*
Ratio of expenses after expense reductions (%)	1.00*	.98	.85	.89	.93*
Ratio of net investment income (%)	9.40*	8.14	7.72	7.76	7.77*
Portfolio turnover rate (%)	22**	35	75	100	109[f]
[a] For the six months ended April 30, 2009 (Unaudited).
[b] For the period May 16, 2005 (commencement of operations of Class A shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total returns would have been lower had certain operating expenses not been reduced.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 5.27	$ 7.51	$ 7.67	$ 7.58	$ 7.46
Income (loss) from investment operations: Net investment income (loss)[c]	.22	.50	.53	.53	.25
Net realized and unrealized gain (loss)	.25	(2.22)	(.16)	.09	.11
Total from investment operations	.47	(1.72)	.37	.62	.36
Less distributions from: Net investment income	(.25)	(.52)	(.53)	(.53)	(.24)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 5.49	$ 5.27	$ 7.51	$ 7.67	$ 7.58
Total Return (%)[d,e]	9.32**	(24.19)	4.90	8.48	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	5	6	7
Ratio of expenses before expense reductions (%)	1.90*	1.90	1.89	1.90	1.86*
Ratio of expenses after expense reductions (%)	1.78*	1.77	1.68	1.67	1.69*
Ratio of net investment income (%)	8.62*	7.35	6.89	6.98	7.01*
Portfolio turnover rate (%)	22**	35	75	100	109[f]
[a] For the six months ended April 30, 2009 (Unaudited).
[b] For the period May 16, 2005 (commencement of operations of Class B shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total returns would have been lower had certain operating expenses not been reduced.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 5.27	$ 7.51	$ 7.67	$ 7.58	$ 7.46
Income (loss) from investment operations: Net investment income (loss)[c]	.22	.51	.53	.53	.25
Net realized and unrealized gain (loss)	.26	(2.23)	(.16)	.09	.11
Total from investment operations	.48	(1.72)	.37	.62	.36
Less distributions from: Net investment income	(.24)	(.52)	(.53)	(.53)	(.24)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 5.51	$ 5.27	$ 7.51	$ 7.67	$ 7.58
Total Return (%)[d,e]	9.48**	(24.19)	4.95	8.50	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	11	11	9
Ratio of expenses before expense reductions (%)	1.87*	1.84	1.85	1.85	1.86*
Ratio of expenses after expense reductions (%)	1.75*	1.72	1.64	1.66	1.69*
Ratio of net investment income (%)	8.65*	7.41	6.93	6.99	7.01*
Portfolio turnover rate (%)	22**	35	75	100	109[f]
[a] For the six months ended April 30, 2009 (Unaudited).
[b] For the period May 16, 2005 (commencement of operations of Class C shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total returns would have been lower had certain operating expenses not been reduced.
[f] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2009[a]	2008	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 5.28	$ 7.51	$ 7.67	$ 7.58	$ 7.46
Income (loss) from investment operations: Net investment income (loss)[c]	.24	.57	.61	.61	.29
Net realized and unrealized gain (loss)	.26	(2.22)	(.16)	.09	.11
Total from investment operations	.50	(1.65)	.45	.70	.40
Less distributions from: Net investment income	(.26)	(.58)	(.61)	(.61)	(.28)
Redemption fees	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 5.52	$ 5.28	$ 7.51	$ 7.67	$ 7.58
Total Return (%)[d]	9.86**	(23.41)	5.94	9.62	5.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	199	183	310	316	131
Ratio of expenses before expense reductions (%)	.95*	.94	.91	.84	.83*
Ratio of expenses after expense reductions (%)	.83*	.81	.70	.64	.66*
Ratio of net investment income (%)	9.57*	8.31	7.87	8.01	8.04*
Portfolio turnover rate (%)	22**	35	75	100	109[e]
[a] For the six months ended April 30, 2009 (Unaudited).
[b] For the period May 16, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total returns would have been lower had certain operating expenses not been reduced.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2009[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 5.26	$ 7.50	$ 7.67	$ 7.58	$ 7.75	$ 7.42
Income (loss) from investment operations: Net investment income (loss)[b]	.25	.58	.62	.62	.62	.63
Net realized and unrealized gain (loss)	.25	(2.22)	(.17)	.09	(.18)	.31
Total from investment operations	.50	(1.64)	.45	.71	.44	.94
Less distributions from: Net investment income	(.28)	(.60)	(.62)	(.62)	(.60)	(.61)
Net realized gains	—	—	—	—	(.01)	—
Total distributions	(.28)	(.60)	(.62)	(.62)	(.61)	(.61)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 5.48	$ 5.26	$ 7.50	$ 7.67	$ 7.58	$ 7.75
Total Return (%)[c]	9.98**	(23.31)	6.03	9.74	5.88	13.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	36	45	56	44	33
Ratio of expenses before expense reductions (%)	.74*	.76	.78	.77	.80	.72
Ratio of expenses after expense reductions (%)	.62*	.63	.54	.55	.59	.59
Ratio of net investment income (%)	9.78*	8.50	8.03	8.10	8.04	8.33
Portfolio turnover rate (%)	22**	35	75	100	109[d]	152[d]
[a] For the six months ended April 30, 2009 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS High Income Plus Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Funds. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk — that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from a board approved pricing vendor and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund is recorded as an asset on the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability on the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $96,315,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($31,319,000), October 31, 2010 ($33,371,000), October 31, 2011 ($3,345,000), October 31, 2014 ($3,659,000) and October 31, 2016 ($24,621,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared daily and distributed monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to securities sold at a loss and forward foreign currency commitments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund share redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income including commitment fees, included in the Statement of Operations, is recorded as income on the accrual basis or when received by the Fund. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended April 30, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $67,177,525 and $51,509,121, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee, based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	.50%
Next $1.5 billion of such net assets	.49%
Next $2.5 billion of such net assets	.48%
Next $5 billion of such net assets	.47%
Over $10 billion of such net assets	.46%

For the period from November 1, 2008 through May 11, 2010, the Advisor has contractually agreed to waive 0.12% of its management fee.

For the period from November 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.14%
Class B	1.89%
Class C	1.89%
Class S	.89%
Institutional Class	.89%

Accordingly, for the six months ended April 30, 2009, the Advisor waived a portion of its management fee aggregating $143,827 and the amount charged aggregated $455,453, which was equivalent to an annualized effective rate of 0.38% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2009, the Administration Fee was $119,856, of which $20,975 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2009, the amounts charged to the Fund by DISC were as follows:

Service Provider Fee	Total Aggregated	Unpaid at April 30, 2009
Class A	$ 12,065	$ 4,721
Class B	1,936	826
Class C	3,420	1,491
Class S	57,839	22,798
Institutional Class	87	87
	$ 75,347	$ 29,923

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2009
Class B	$ 8,709	$ 1,363
Class C	21,558	3,763
	$ 30,267	$ 5,126

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2009	Annualized Effective Rate
Class A	$ 22,805	$ 3,955.24%
Class B	2,846	895.25%
Class C	7,134	1,999.25%
	$ 32,785	$ 6,849

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares of the Fund for the six months ended April 30, 2009 aggregated $2,188.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2009, the CDSC for Class B and C shares aggregated $2,425 and $78, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,793, of which $8,615 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At April 30, 2009, one shareholder held approximately 21% of the outstanding shares of the Fund.

E. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

F. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2009, the Fund's custodian fee was reduced by $20 for custody credits earned.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2009		Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	837,399	$ 4,301,184	899,847	$ 6,221,192
Class B	62,154	323,412	123,031	833,838
Class C	181,170	936,176	181,862	1,279,898
Class S	4,780,792	24,839,879	5,159,154	35,315,683
Institutional Class	394,096	2,040,835	3,952,834	26,979,145
		$ 32,441,486		$ 70,629,756
Shares issued to shareholders in reinvestment of distributions
Class A	131,174	$ 673,449	198,057	$ 1,330,483
Class B	10,909	55,925	22,454	151,918
Class C	23,141	118,945	44,462	299,848
Class S	1,306,419	6,733,751	2,415,890	16,333,455
Institutional Class	355,030	1,821,781	499,004	3,330,484
		$ 9,403,851		$ 21,446,188
Shares redeemed
Class A	(656,080)	$ (3,347,702)	(1,343,530)	$ (9,025,699)
Class B	(147,427)	(770,849)	(263,629)	(1,786,568)
Class C	(153,525)	(779,495)	(533,388)	(3,525,270)
Class S	(4,706,578)	(23,960,640)	(14,193,994)	(95,981,309)
Institutional Class	(428,907)	(2,190,272)	(3,621,755)	(24,821,451)
		$ (31,048,958)		$ (135,140,297)
Redemption fees		$ 12,297		$ 17,920
Net increase (decrease)
Class A	312,493	$ 1,631,083	(245,626)	$ (1,473,929)
Class B	(74,364)	(391,146)	(118,144)	(800,812)
Class C	50,786	275,947	(307,064)	(1,945,524)
Class S	1,380,633	7,620,417	(6,618,950)	(44,324,955)
Institutional Class	320,219	1,672,375	830,083	5,498,787
		$ 10,808,676		$ (43,046,433)

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGHAX	SGHBX	SGHCX	SGHSX	MGHYX
CUSIP Number	23339E 699	23339E 681	23339E 673	23339E 665	23339E 640
Fund Number	416	616	716	2100	596

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Plus Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS High Income Plus Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        July 1, 2009